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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

   The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Keith
W. Ritzmann as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 1998 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 24th day of March, 1999.


                         /s/ Barry A. Ackerley
                         ------------------------------
                         Barry A. Ackerley

                               POWER OF ATTORNEY

   The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Keith
W. Ritzmann as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 1998 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 24th day of March, 1999.


                         /s/ Gail A. Ackerley
                         --------------------------
                         Gail A. Ackerley

                               POWER OF ATTORNEY

   The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Keith
W. Ritzmann as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 1998 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 24th day of March, 1999.



                         /s/ Deborah L. Bevier
                         -----------------------------
                         Deborah L. Bevier

                               POWER OF ATTORNEY

   The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Keith
W. Ritzmann as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 1998 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 24th day of March, 1999.


                         /s/ M. Ian G. Gilchrist
                         ----------------------------------
                         M. Ian G. Gilchrist

                               POWER OF ATTORNEY

   The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Keith
W. Ritzmann as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 1998 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 24th day of March, 1999.


                         /s/ Michel C. Thielen
                         ---------------------------
                         Michel C. Thielen